UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 30, 2006
                                                --------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2006-HE5
                ------------------------------------------------
                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)


        Delaware                    333-130694-09                   13-3939229
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(State or other jurisdiction        (Commission                 (IRS Employer
 of incorporation of depositor)      File Number              Identification No.
                                  of issuing entity)             of depositor)



1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices                        (Zip Code
of depositor)                                                 of depositor

Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On June 30, 2006, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2006-HE5 Mortgage Pass-Through Certificates, Series 2006-HE5 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Wells Fargo Bank, National Association, as a servicer and a custodian, New Century Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,539,995,000, were sold to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement, dated as of June 28, 2006, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Inc. (the "Sponsor") on June 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the sale of the mortgage loans from the Sponsor to the Depositor. The net proceeds of the sale of the Class X and Class P Certificates were applied to the purchase of the Mortgage Loans from the Sponsor.

      The Class R Certificates were sold the Underwriter on June 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class R Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of June 28, 2006, among the Depositor and the Underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Depositor, as depositor, Wells Fargo Bank, National Association, as a servicer and a custodian, New Century Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between WMC and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between Decision One and the Sponsor (included as Exhibit P to Exhibit
               4).

Exhibit 10.3 The Fifth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2006, by and between NC Capital and the Sponsor (included as Exhibit Q to Exhibit 4).

Exhibit 10.4 ISDA Master Agreement, dated as of June 30, 2006, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.5 Schedule to the Master Agreement, dated as of June 30, 2006, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.6 Credit Support Annex, dated as of June 30, 2006, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.7 Confirmation, dated as of June 30, 2006, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.8 Guarantee, dated as of June 30, 2006, by Morgan Stanley (included as part of Exhibit W to Exhibit 4).

Exhibit 10.9 Countrywide Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit BB to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 14, 2006                       MORGAN STANLEY ABS CAPITAL I INC.


                                          By:  /s/ Steven Shapiro
                                             -----------------------------------
                                              Name:  Steven Shapiro
                                              Title: Managing Director

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

1                               Underwriting Agreement, dated as of         (E)
                                June 28, 2006, among the Depositor
                                and Morgan Stanley & Co. Incorporated.

4                               Pooling and Servicing Agreement,            (E)
                                dated as of June 1, 2006, by and
                                among the Depositor, as depositor,
                                Wells Fargo Bank, National
                                Association, as a servicer and a
                                custodian, New Century Mortgage
                                Corporation, as a servicer,
                                Countrywide Home Loans Servicing LP,
                                as a servicer, HomEq Servicing
                                Corporation, as a servicer, NC
                                Capital Corporation, as a responsible
                                party, WMC Mortgage Corp., as a
                                responsible party, Decision One
                                Mortgage Company, LLC, as a
                                responsible party, LaSalle Bank
                                National Association, as a custodian
                                and Deutsche Bank National Trust
                                Company, as trustee

10.1                            The Fourth Amended and Restated             (E)
                                Mortgage Loan Purchase and Warranties
                                Agreement, dated as of May 1, 2006,
                                by and between WMC and the Sponsor
                                (included as Exhibit O to Exhibit 4).


10.2                            The Fourth Amended and Restated             (E)
                                Mortgage Loan Purchase and Warranties
                                Agreement, dated as of May 1, 2006,
                                by and between Decision One and the
                                Sponsor (included as Exhibit P to
                                Exhibit 4).

10.3                            The Fifth Amended and Restated              (E)
                                Mortgage Loan Purchase and Warranties
                                Agreement, dated as of March 1, 2006,
                                by and between NC Capital and the
                                Sponsor, (included as Exhibit Q to
                                Exhibit 4).

10.4                            ISDA Master Agreement, dated as of          (E)
                                June 30, 2006, by and between Morgan
                                Stanley Capital Services Inc., the
                                swap provider, and Deutsche Bank
                                National Trust Company, the trustee
                                (included as part of Exhibit W to
                                Exhibit 4).

10.5                            Schedule to the Master Agreement,           (E)
                                dated as of June 30, 2006, by and
                                between Morgan Stanley Capital
                                Services Inc., the swap provider, and
                                Deutsche Bank National Trust Company,
                                the trustee (included as part of
                                Exhibit W to Exhibit 4).

10.6                            Credit Support Annex, dated as of           (E)
                                June 30, 2006, by and between Morgan
                                Stanley Capital Services Inc., the
                                swap provider, and Deutsche Bank
                                National Trust Company, the trustee
                                (included as part of Exhibit W to
                                Exhibit 4).

10.7                            Confirmation, dated as of June 30,          (E)
                                2006, by and between Morgan Stanley
                                Capital Services Inc., the swap
                                provider, and Deutsche Bank National
                                Trust Company, the trustee (included
                                as part of Exhibit W to Exhibit 4).

10.8                            Guarantee, dated as of June 30, 2006,       (E)
                                by Morgan Stanley (included as part
                                of Exhibit W to Exhibit 4).

10.9                            Countrywide Amendment Regulation AB,        (E)
                                dated as of January 26, 2006, by and
                                among Countrywide Home Loans, Inc.,
                                Countrywide Home Loans Servicing LP
                                and the Sponsor (included as part of
                                Exhibit BB to Exhibit 4).